[ARTWORK        [LOGO OF CRAWFORD EQUIPMENT ENGINEERING APPEARS HERE]
 APPEARS
 HERE]           INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

                                                                 COMMON STOCK
                                                              -----------------
                                                                    SHARES


                                                              -----------------
                                                              CUSIP 225028 10 9
                                                                SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

THIS CERTIFIES that

                            [ARTWORK APPEARS HERE]

is the owner of


 FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.0002 EACH OF THE
                               COMMON STOCK OF
                   Crawford Equipment & Engineering Company

transferable on the books of the Corporation by the holder hereof in person or by attorney, upon surrender of this Certificate, property endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amended. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        Witness the facsimile seal of the Corporation and the signatures of its duly authorized officers.

Dated:

[CORPORATE SEAL
 OF FLORIDA
 APPEARS HERE]

/s/ Kathy B. Crawford       /s/ Steven L. Atkinson       /s/ James P. Crawford
     SECRETARY                     PRESIDENT            CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED
        LIBERTY TRANSFER CO.
                TRANSFER AGENT
                AND REGISTRAR,
By

          AUTHORIZED SIGNATURE

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                     CRAWFORD EQUIPMENT & ENGINEERING CO.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT ________ as Custodian for _________
                   (Cust)                    (Minor)
                  under the _________   ___ Uniform
                             (State)
                  Transfers to Minors Act ___________
                                            (Shares)

    Additional abbreviations may also be used though not in the above list.

     For value received, ____________________ hereby sell, assign and transfer unto.

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE.
--------------------------------------

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--------------------------------------------------------------------------------
   (Please print or typewrite name and address including postal zip code of assignee.)

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                                                                          shares
-------------------------------------------------------------------------

represented by the within certificate, and do hereby irrevocably constitute and appoint
       -------------------------------------------------------------------------

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as the Attorney to transfer the said shares on the books of the within named
Corporation with full power of substitution in the premises.

Date
    -------------------------------


                                         ---------------------------------------
                                                         Signature

      ----------------------------------------
              Signature Guaranteed


        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.